UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 7, 2014

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INVISA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50081	65-1005398
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1800 2nd Street, Suite 965

Sarasota, FL 34236

(Address of principal executive offices)

(941) 870-3950

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry Into a Material Definitive Agreement.

On March 7, 2014, the Company entered into a material definitive agreement to extend the maturity date of its Senior Secured Notes, from March 31, 2015 to April 15, 2018. At December 31, 2013, the aggregate balance due under Company’s Senior Secured Notes was $1,224,060. All of the Company’s Senior Secured Notes represent borrowings from Centurian Investors, Inc. (“Centurian”) under a credit arrangement.

Additionally, on March 7, 2014, the Company entered into a material definitive agreement to modify its line of credit with Centurian to: (i) extend the term of the line of credit from March 31, 2015 to April 15, 2018 and (ii) to expand the amount available to be borrowed by the Company under the line of credit to a maximum of $500,000. The modification permits borrowings under the line of credit to be used by the Company to support its business operations and, subject to Centurian’s approval of a business plan and use of proceeds, for engineering and development of the “next-generation” InvisaShield technology to the extent justified by product validation and market opportunities and for other business opportunities.

Also on March 7, 2014, the Company entered into to a material definitive agreement to amend the Designation of Rights for its authorized preferred stock as described in Section 3.03 below.

Item 3.03	Material Modification to Rights of Security Holders.

On March 7, 2014, the Company filed with the Nevada Secretary of State, an amendment to the Designation of Rights for its authorized preferred stock to provide the following voting rights on all matters to be voted on by the Company’s stockholders: Series A Preferred Stock – 3,000 votes per share; Series B Preferred Stock – 2,500 votes per share and Series C Preferred Stock – 100 votes per share.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Amended and Restated Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock
4.2	Amended and Restated Certificate of Designations of Preferences and Rights of Series B Convertible Preferred Stock
4.3	Amended and Restated Certificate of Designations of Preferences and Rights of Series C Convertible Preferred Stock
10.1	Agreement dated March 7, 2014
10.2	Agreement to Amend Line of Credit dated March 7, 2014
10.3	Note Extension Agreement (Note 4) dated March 7, 2014
10.4	Note Extension Agreement (Note 5) dated March 7, 2014
10.5	Note Extension Agreement (Note 6) dated March 7, 2014
10.6	Note Extension Agreement (Note 7) dated March 7, 2014
10.7	Note Extension Agreement (Note 8) dated March 7, 2014
10.8	Note Extension Agreement (Note 10) dated March 7, 2014
10.9	Note Extension Agreement (Note 11) dated March 7, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISA, INC.

	By:	/s/ Edmund C. King
Date: March 7, 2014		Edmund C. King
Chief Financial Officer

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